                                                                    EXHIBIT 10.4




================================================================================





                       PACIFICAMERICA MONEY CENTER, INC.,
                              as Master Servicer,


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                             as Indenture Trustee,


                                      and


             PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F,
                                   as Issuer




                            ________________________

                              SERVICING AGREEMENT

                            Dated as of June 1, 1998

                            ________________________






                          Fixed Rate Home Equity Loans

       PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1998-2F

================================================================================

                               TABLE OF CONTENTS


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                                                    ARTICLE I

                                                   Definitions
                                                        1
Section 1.01.    Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.02.    Other Definitional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.03.    Interest Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                   ARTICLE II

                                         Representations and Warranties
                                                        3
Section 2.01.    Representations and Warranties Regarding the Master Servicer . . . . . . . . . . . . . . .   3
Section 2.02.    Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Section 2.03.    Enforcement of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . .   4

                                                   ARTICLE III

                                 Administration and Servicing of Mortgage Loans
                                                        6
Section 3.01.    Servicer to Assure Servicing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Section 3.02.    Subservicing Agreements Between Master Servicer and Subservicers . . . . . . . . . . . . .   7
Section 3.03.    Successor Subservicers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Section 3.04.    Liability of the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Section 3.05.    Assumption or Termination of Subservicing Agreements by Indenture Trustee  . . . . . . . .   9
Section 3.06.    Collection of Mortgage Loan Payments; Collection Account . . . . . . . . . . . . . . . . .   9
Section 3.07.    Withdrawals from the Collection Account  . . . . . . . . . . . . . . . . . . . . . . . . .  12
Section 3.08.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts . . . . . . . . . .  13
Section 3.09.    Access to Certain Documentation and Information Regarding the Mortgage Loans . . . . . . .  14
Section 3.10.    Reserved . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 3.11.    Maintenance of Hazard Insurance and Fidelity Coverage  . . . . . . . . . . . . . . . . . .  14
Section 3.12.    Due-on-Sale Clauses; Assumption Agreements . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 3.13.    Realization Upon Defaulted Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . .  17
Section 3.14.    Indenture Trustee to Cooperate; Release of Mortgage Files. . . . . . . . . . . . . . . . .  19
Section 3.15.    Servicing Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 3.16.    Annual Statements of Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Section 3.17.    Annual Independent Public Accountants' Servicing Report  . . . . . . . . . . . . . . . . .  21
Section 3.18.    Optional Purchase of Defaulted Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . .  22

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Section 3.19.    Information Required by the Internal Revenue Service Generally and Reports of
                 Foreclosures and Abandonments of Mortgaged Property. . . . . . . . . . . . . . . . . . . .  22
Section 3.20.    Master Servicer to Act as Agent and Bailee of the Indenture Trustee  . . . . . . . . . . .  22

                                                   ARTICLE IV

                                               Remittance Reports
                                                       23
Section 4.01.    Remittance Reports.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 4.02.    Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 4.03.    Compensating Interest Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                                                    ARTICLE V

                                               The Master Servicer
                                                       24
Section 5.01.    Liability of the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 5.02.    Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer . . .  24
Section 5.03.    Limitation on Liability of the Master Servicer and Others  . . . . . . . . . . . . . . . .  24
Section 5.04.    Master Servicer Not to Resign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 5.05.    Delegation of Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Section 5.06.    Master Servicer to Pay Indenture Trustee's and Owner Trustee's Expenses; Indemnification .  26
Section 5.07.    Assignment of Servicing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                                                   ARTICLE VI

                                                     Default
                                                       27
Section 6.01.    Servicing Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 6.02.    Indenture Trustee to Act; Appointment of Successor . . . . . . . . . . . . . . . . . . . .  30
Section 6.03.    Notification to Noteholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Section 6.04.    Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                                   ARTICLE VII

                                            Miscellaneous Provisions
                                                       33
Section 7.01.    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 7.02.    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 7.03.    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 7.04.    Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

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Section 7.05.    Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 7.06.    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 7.07.    Effect of Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 7.08.    Termination Upon Purchase by the Master Servicer . . . . . . . . . . . . . . . . . . . . .  35
Section 7.09.    No Petition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 7.10.    No Recourse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                  ARTICLE VIII

                                  Administrative Duties of the Master Servicer
                                                       36
Section 8.01.    Administrative Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 8.02.    Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 8.03.    Additional Information to be Furnished . . . . . . . . . . . . . . . . . . . . . . . . . .  37
EXHIBIT A - MORTGAGE LOAN SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
EXHIBIT B - FORM OF REQUEST FOR RELEASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
EXHIBIT C - FORM OF LIQUIDATION REPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1

                 This Servicing Agreement, dated as of June 1, 1998, among PacificAmerica Money Center, Inc., as Master Servicer (in such capacity, the "Master Servicer"), Bankers Trust Company of California, N.A., as Indenture Trustee, and PacificAmerica Home Equity Loan Trust Series 1998-2F, as Issuer (the "Issuer").


                         W I T N E S S E T H  T H A T:

                 WHEREAS, pursuant to the terms of the Home Equity Loan Purchase Agreement, the Seller will sell (i) the Initial Mortgage Loans to the Company on the Closing Date and (ii) the Subsequent Mortgage Loans to the Issuer on each Subsequent Transfer Date ;

                 WHEREAS, the Company will sell the Initial Mortgage Loans and transfer all of its rights under the Home Equity Loan Purchase Agreement to the Issuer on the Closing Date;

                 WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

                 WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Company, the Notes; and

                 WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                 NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of June 1, 1998 (the "Indenture") between the Issuer and the Indenture Trustee, which Definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Other Definitional Provisions. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made in accordance with the terms of the related Mortgage Note and Mortgage. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting o f twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE II

                         Representations and Warranties

         Section 2.01. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the
Note Insurer and the Noteholders, as of the Closing Date, that:

                      (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of the Mortgage Loans; provided that the Master Servicer is not qualified as a servicer in any jurisdiction as of the date hereof;

                      (ii) The Master Servicer has the corporate power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect, affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether at law or in equity);

                    (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                      (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound, nor, to the Master Servicer's knowledge, will any such mortgage, indenture, contract or other agreement materially affect in the future the ability of the Master Servicer to perform its obligations under this Agreement or its business, properties, assets, or condition (financial or other); and

                      (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

         Section 2.02. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

         Section 2.03. Enforcement of Representations and Warranties. The Master Servicer, on behalf of and subject to the direction of the Note Insurer or, if a Note Insurer Default exists, the Indenture Trustee, as pledgee of the Mortgage Loans, or the Note Insurer, shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Home Equity Loan Purchase Agreement upon notice of breach of such representations and warranties from the Indenture Trustee, the Issuer, the Owner Trustee, the Seller, the Note Insurer or the Company. Upon the discovery by the Seller, the Master Servicer, the Indenture Trustee, the Issuer, the Owner Trustee, the Note Insurer or the Company of a breach of any of the representations and warranties made in the Home Equity Loan Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the value of the related Mortgage Loan or the interests of the Noteholders or the Certificateholders or the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Note Insurer or the Indenture Trustee may, and the Master Servicer shall, request that (or if the Seller is the Master Servicer, the Seller shall) pursuant to the terms of the Home Equity Loan Purchase Agreement, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan, in each instance in accordance with the Home Equity Loan Purchase Agreement; provided that the Seller shall, subject to the conditions set forth in the Home Equity Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such Mortgage Loan. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage

Loan and the substitution of the Eligible Substitute Mortgage Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the related Subservicer, if any, the Note Insurer, the Owner Trustee and the Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution).
The Seller shall pay the Substitution Adjustment Amount to the Master Servicer and the Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.

         It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Home Equity Loan Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Master Servicer shall notify the Indenture Trustee by delivering a request for Release in the form of Exhibit B hereto, and then the Indenture Trustee shall deliver the Mortgage Files relating to such Mortgage Loan to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer which the Indenture Trustee shall execute.

                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01. Servicer to Assure Servicing. (a) The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement and Accepted Servicing Procedures, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as Master Servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) direct a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals and any other matter pertaining to a delinquent Mortgage Loan; provided, however, with respect to clause (ii) above, the Subservicer shall follow such procedures as set forth in the Sub-Servicing Agreement. The authority of the Master Servicer shall include, in addition, the power on behalf of the Noteholders, the Indenture Trustee, the Note Insurer or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (pursuant to the provisions of this Servicing Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee when the Master Servicer believes it is reasonably necessary in its best judgment in order to comply with its servicing duties hereunder, to execute and deliver, on behalf of itself, the Noteholders, the Indenture Trustee, the Note Insurer or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or through the appointment of a Subservicer.

         The Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         The relationship of the Master Servicer (and of any successor to the Master Servicer as Master Servicer under this Servicing Agreement) to the Issuer and the Indenture Trustee under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee, the Note Insurer or the Noteholders or with the rights and interests of the Indenture Trustee, the Note Insurer or the Noteholders under this Servicing Agreement; provided, however, that in the event the interests of the parties conflict, the Master Servicer shall act to maximize the value to the Trust Estate.

         (c) The Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Master Servicer to service and administer the related Mortgage Loans and REO Property and the Indenture Trustee shall not be liable for the actions of the Master Servicer or any Subservicers under such powers of attorney.

         Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers. (a) With the consent of the Note Insurer, the Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement. Any Subservicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (i) (x) with cause and without any termination fee by the Note Insurer or the Master Servicer hereunder and/or (y) without cause by the Master Servicer (with the consent of the Note Insurer, which consent shall not be unreasonably withheld), in which case the Master Servicer shall be solely responsible for any termination fee or penalty resulting therefrom (which shall not be the responsibility of the Indenture Trustee) and (ii) at the option of the Note Insurer upon the termination or resignation of the Master Servicer hereunder, in which case the Master Servicer shall be solely responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Servicing Agreement and shall provide, in the event of termination or resignation of the Master Servicer, that (i) the Subservicer thereunder may become the successor Master Servicer, with the approval of the Note Insurer, and (ii) if the Subservicer does not elect to become the Master Servicer or is not approved as the successor Master Servicer by the Note Insurer, the Note Insurer may terminate the Subservicer without any termination fee; provided, however, the Master Servicer shall be responsible for any such termination fee. With the consent of the Note Insurer, the Master Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the Master Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans.

         As of the date hereof, the Master Servicer has entered into the Sub-Servicing Agreement with the Sub-Servicer for the servicing and administration of the Mortgage Loans and, with the consent of the Note Insurer, may enter into additional subservicing agreements with subservicers acceptable to the Indenture Trustee and the Note Insurer for the servicing and administration of certain of the Mortgage Loans.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee, the Note Insurer and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03. Successor Subservicers. The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Servicing Agreement, but only with the written consent of the Note Insurer; provided, however, that upon termination, the Master Servicer shall either act as Master Servicer of the related Mortgage Loans or enter into an appropriate contract with a successor Subservicer reasonably acceptable to the Indenture Trustee and the Note Insurer, pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Mortgage Loan, which Subservicing Agreement shall be acceptable to and acknowledged by the Note Insurer and acknowledged by the Indenture Trustee.

         Section 3.04. Liability of the Master Servicer. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee, the Noteholders and the Note Insurer for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Master Servicer by any Subservicer, or any other Person. The obligations and liability of the Master Servicer shall remain of the same nature and under the same terms and conditions as if the Master Servicer alone were servicing and administering the related Mortgage Loans. The Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the Master Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the Indenture Trustee acting as the Master Servicer; provided, further, however, that the foregoing provision shall not affect the obligation of the Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

         (b) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone, and the Indenture Trustee, the
Note Insurer and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Sections 3.05 and 7.05.

         Section 3.05. Assumption or Termination of Subservicing Agreements by Indenture Trustee. (a) If the Indenture Trustee or its designee shall assume the servicing obligations of the Master Servicer in accordance with
Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section 6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Subservicing Agreements and each Subservicing Agreement shall provide for such successor. In such event, the Indenture Trustee or its designee as the successor Master Servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor Master Servicer, except that the Indenture Trustee or its designee as a successor Master Servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption and the Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption; provided, however, that if the Master Servicer resigns or is terminated due to an Event of Default not caused by the Subservicer, the Subservicer shall have the option if it so chooses, with the consent of the Note Insurer, to become the successor Master Servicer in which event the Indenture Trustee shall name the Subservicer as the successor Master Servicer. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor Master Servicer at any time to receive any portion of the servicing compensation provided under
Section 3.17 except for such portion as the Master Servicer would be entitled to receive.

         (b) In the event that the Indenture Trustee or its designee as successor Master Servicer for the Indenture Trustee assumes the servicing obligations of the Master Servicer under Section 6.02, upon the request of the Indenture Trustee or such designee as successor Master Servicer, the Master Servicer shall at its own expense deliver to the Indenture Trustee, or at its written request to such designee, originals or, if originals are not available, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or at its written request to such designee as successor Master Servicer.

         Section 3.06. Collection of Mortgage Loan Payments; Collection Account. (a) The Master Servicer will coordinate and monitor remittances by Subservicers with respect to the Mortgage Loans in accordance with this Servicing Agreement.

         (b) The Master Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge or assumption fee, and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Master Servicer or the related Subservicer may permit the foregoing only if it believes, in its good faith business judgment, that recoveries of Monthly Payments will be maximized as a result of such actions; provided further, however, that the Master Servicer shall not permit any waiver, modification or variance which would (a) change the loan rate, (b) forgive any payment of principal or interest, (c) lessen the lien priority or (d) extend the final maturity date of a Mortgage Loan past 12 months after to the final maturity date on the Notes; provided, however, that the Master Servicer may approve (x)(a) through (d) if it believes it is in the best interests of the Noteholders and the Note Insurer and (y)(a) or (d) if the Mortgagor requests such modification and the Note Insurer consents thereto (such consent shall be deemed not given if the Note Insurer does not approve within 5 Business Days after written notice of such proposed modification is provided, but if the Note Insurer gives such consent after five Business Days then the Note Insurer's consent shall be deemed given); provided further, however, with respect to clause (y) in no event shall the Master Servicer modify such Mortgage Loan if at the time the aggregate amount of all such modified Mortgage Loans equals or exceeds 5% of the Original Pool Balance. In the event the Master Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Master Servicer believes, in its good faith business judgment, that such advances are not Nonrecoverable Advances.

         (c) Promptly after the Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall provide to (i) the Indenture Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination and (ii) the Note Insurer and the Indenture Trustee a Liquidation Report in the form attached hereto as Exhibit C.

         (d) The Master Servicer shall establish a segregated account in the name of the Indenture Trustee (the "Collection Account"), which shall be an Eligible Account, in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Initial Mortgage Loans received by it after the Cut-Off Date or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date (other than in respect of the payments described in the proviso immediately following item (vii) of this subsection (d)) within two Business Days following receipt thereof, including the following payments and collections received or made by it (without duplication):

                      (i) all payments of principal of or interest on the Mortgage Loans received by the Master Servicer after the Cut- off Date or the Subsequent Cut-off Date directly from Mortgagors or from the respective Subservicer;

                      (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Master Servicer pursuant to Section 3.18;

                    (iii)         Net Liquidation Proceeds;

                      (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Home Equity Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Home Equity Loan Purchase Agreement;

                      (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

                      (vi) any Advance and any Compensating Interest payments; and

                    (vii) any other amounts received by the Master Servicer, including any other fees that are required to be deposited in the Collection Account pursuant to this Servicing Agreement.

provided, however, that with respect to each Due Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee, for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account late payment charges payable by Mortgagors, as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and the
Note Insurer, as their interests may appear.

         (e) Funds in the Collection Account may be invested in Eligible Investments, but shall not be commingled with the Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Notes. Income earned on such Eligible Investments shall be for the account of the Master Servicer.

         (f) Payments in the nature of prepayment penalties received on the Mortgage Loans or Foreclosure Profits shall not be deposited in the Collection Account, but rather shall be received and held by the Master Servicer (or the Subservicer) solely for the benefit of and at the direction of the Seller.
Such amounts shall not be applied or made available by the Master Servicer (or the Subservicer) for any other purpose.

         (g) The Master Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master Servicer, in one or more accounts in the name of the Indenture Trustee meeting the requirements of an Eligible Account. The Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservicer shall make remittances to the Master Servicer no later than one Business Day following receipt thereof and the Master Servicer shall deposit any such remittances received from any Subservicer within two Business Days following receipt by the Master Servicer.

         Section 3.07. Withdrawals from the Collection Account. (a) The Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section
3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

                      (i) to deposit in the Payment Account, by the fifth Business Day prior to each Payment Date, all collections on the Mortgage Loans required to be distributed from the Payment Account on a Payment Date;

                      (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed Servicing Advances, expenses incurred in maintaining individual insurance policies pursuant to Section 3.11, or Liquidation Expenses, paid pursuant to Section 3.13, such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

                    (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.06), net of any amount retained by the Subservicer in respect of the Subservicing Fee pursuant to Section 3.07(b);

                      (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased by the Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Repurchase Price is determined;

                      (v) to reimburse the Master Servicer or any Subservicer for any unreimbursed Advance of its own funds or any unreimbursed advance of such Subservicer's own funds, the right of the Master Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

                      (vi) to reimburse the Master Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgage Property which was damaged by the uninsured cause or in connection with the liquidation of such Mortgage Loan;

                    (vii) to reimburse the Master Servicer or any Subservicer for any unreimbursed Nonrecoverable Advance previously made, and otherwise not reimbursed pursuant to this Subsection 3.07(a);

                   (viii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

                      (ix) to reimburse the Master Servicer for costs associated with any environmental report specified in Section 3.13(c);

                      (x) to clear and terminate the Collection Account upon a termination pursuant to Section 7.08; and

                      (xi) to pay to the Master Servicer or any Subservicer income earned on Eligible Investments in the Collection Account.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v) and
(vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the Master Servicer shall keep or cause the Subservicer to keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

         (b) Notwithstanding the provisions of this Section 3.07, the Master Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as reimbursement of any reimbursable Advances, Servicing Advances and Nonrecoverable Advances made by such Subservicers or the Sub-Servicing Fee; provided that any amount so retained in respect of the Subservicing Fee shall be deemed to have been received by the Master Servicer in respect of the Servicing Fee.

         Section 3.08. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

         (a) The Master Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The Master Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

         (b) The deposits in the Servicing Accounts shall be held in trust by the Master Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee. Such Servicing Accounts shall be Eligible Accounts and, if permitted by applicable law, invested in Eligible Investments held in trust by the Master Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the Master Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Servicing Agreement. Amounts received from Mortgagors for deposit into the Servicing Accounts shall be deposited in the Servicing Accounts by the Master Servicer within two days of receipt. The Master Servicer shall advance from its own funds amounts needed to pay items payable from the Servicing Accounts if the Master Servicer reasonably believes that such amounts are recoverable from the related Mortgagor. The Master Servicer shall comply with all laws relating to the Servicing Accounts, including laws relating to payment of interest on the Servicing Accounts. The Master Servicer agrees to abide by applicable law with respect to the payment of interest on escrow accounts to Mortgagors. The Servicing Accounts shall not be the property of the Issuer, the Note Insurer or the Noteholders.

         Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer or the Seller shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee and the
Note Insurer access to the documentation regarding the related Mortgage Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Indenture Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Master Servicer, the Seller or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee and the Note Insurer shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer, the Seller or any Subservicer. The Master Servicer, the Seller and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10.    Reserved.

         Section 3.11. Maintenance of Hazard Insurance and Fidelity Coverage. (a) The Master Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause, provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. If the Master Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities from an insurer insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 3.11(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with this
Section 3.11(a) and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement. Any such deposit by the Master Servicer shall be made on the last Business Day of the Due Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Issuer, the Note Insurer and the Indenture Trustee, claims under any such blanket policy.

         (b) Any amounts collected by the Master Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note, the Security Instrument or applicable law) shall be deposited in the Collection Account.

         (c) Any cost incurred by a Master Servicer or a Subservicer in maintaining any such individual hazard insurance policies shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Noteholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs of maintaining individual hazard insurance policies shall be recoverable by the Master Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Master Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         (e) If insurance has not been maintained complying with Subsections 3.11 (a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Master Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs without any right of reimbursement.

         (f) The Master Servicer shall present, or cause the related Subservicer to present, claims under any related hazard insurance or flood insurance policy.

         (g) The Master Servicer shall obtain and maintain at its own expense, and shall cause each Subservicer to obtain and maintain at its own expense, and for the duration of this Servicing Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's and such Subservicer's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement. The amount of coverage shall be consistent with industry standards. The Master Servicer shall promptly notify the Indenture Trustee and the Note Insurer of any material change in the terms of such bond or policy. To the extent requested, the Master Servicer shall provide to the Indenture Trustee and the
Note Insurer a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Indenture Trustee and the Note Insurer ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be deposited in the Collection Account.

         Section 3.12. Due-on-Sale Clauses; Assumption Agreements. (a) In any case in which the Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Master Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Note Insurer, that such Mortgage Loan is in default or default is reasonably foreseeable. If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law, that enforcement thereof is not in the best interests of the Noteholders and the Note Insurer or, if a Note Insurer Default exists, of the Noteholders or if the Mortgage Loan does not contain a due-on-sale clause, the Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The Master Servicer shall notify the Indenture Trustee and the Note Insurer, whenever possible, before the completion of such assumption agreement, and shall forward to the Indenture Trustee the original copy of such assumption agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Upon the instruction of the Master Servicer, the Indenture Trustee shall execute all agreements relating to the foregoing.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13. Realization Upon Defaulted Mortgage Loans. (a) The Master Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06, except that the Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the Master Servicer follows the procedures in Subsection (c) below. In connection with such foreclosure or other conversion, the Master Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(b). The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all costs and expenses constituting Liquidation Expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as set forth in Section 3.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Liquidation Proceeds.

         Any subsequent collections with respect to any Liquidated Mortgage Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Master Servicer may take into account any estimated additional Liquidation Expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuer until such time as such property shall be sold.

         (b) The Master Servicer shall not acquire any real property (or any personal property incident to such real property) on behalf of the Issuer except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Master Servicer acquires any real property (or personal property incident to such real property) on behalf of the Trust Estate in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer on behalf of the Issuer within two years after its acquisition on behalf of the Trust Estate.

         (c) With respect to any Mortgage Loan as to which the Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee and the Note Insurer and shall act in accordance with any such directions and instructions provided by the Note Insurer, or if a Note Insurer Default exists, by the Issuer. Notwithstanding the preceding sentence of this Section 3.13(c), with respect to any Mortgage Loan described by such sentence, the Master Servicer shall, if requested by the Note Insurer, obtain and deliver to the Issuer, the Indenture Trustee and the Note Insurer an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards. The Master Servicer shall be entitled to reimbursement for such report pursuant to Section 3.07. If the Note Insurer has not provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee or the Indenture Trustee has been indemnified by the Trust Fund to its reasonable satisfaction against such liability.

         Section 3.14. Indenture Trustee to Cooperate; Release of Mortgage Files. (a) Upon payment in full of any Mortgage Loan or the realization of all amounts expected to be collected thereon (including the repurchase or liquidation through foreclosure or otherwise), the Master Servicer will immediately deliver to the Indenture Trustee a Request for Release in the form of Exhibit B hereto signed by a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account have been so deposited) and shall request delivery to the Master Servicer or Subservicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Mortgage File to the Master Servicer or Subservicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon.

         (b) Each Request for Release may be delivered to the Indenture Trustee (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Master Servicer and the Indenture Trustee shall mutually agree. The Indenture Trustee shall promptly release the related Mortgage File(s) within seven (7) Business Days of receipt of a properly completed Request for Release pursuant to clause (i), (ii) or (iii) above, which shall be authorization to the Indenture Trustee to release such Mortgage Files, provided the Indenture Trustee has determined that such Request for Release has been executed, with respect to clause (i) or (ii) above, or approved, with respect to clause (iii) above, by an authorized Servicing Officer of the Master Servicer, and so long as the Indenture Trustee complies with its duties and obligations under this Agreement. If the Indenture Trustee is unable to release the Mortgage Files within the time frames previously specified, the Indenture Trustee shall immediately notify the Master Servicer indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Request for Release. If the Master Servicer is required to pay penalties or damages due the Indenture Trustee's negligent failure to release the related Mortgage File or the Indenture Trustee's negligent failure to execute and release documents in a timely manner, the Indenture Trustee shall be liable for such penalties or damages.

         On each day that the Master Servicer remits to the Indenture Trustee Requests for Releases pursuant to clauses (ii) or (iii) above, the Master Servicer shall also submit to the Indenture Trustee a summary of the total amount of such Requests for Releases requested on such day by the same method as described in such clauses (ii) and (iii) above.

         (c) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the Master Servicer may deliver to the Indenture Trustee a Request for Release signed by a Servicing Officer on behalf of the Master

Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Indenture Trustee shall deliver the Mortgage File or any document therein to the Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (d) The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(c) to be returned to the Indenture Trustee when the need therefor no longer exists, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Indenture Trustee, the Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Indenture Trustee shall deliver a copy of the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Collection Account.

         (e) The Indenture Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15. Servicing Compensation. (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Servicing Fee from payments of accrued interest on each Mortgage Loan. The Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The Master Servicer may retain additional servicing compensation in the form of late payment charges, release fees, bad check charges, assumption fees and any other servicing-related fees, to the extent such charges are collected from the related Mortgagors, and investment earnings on the Collection Account. The Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the Master Servicer without reimbursement under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16. Annual Statements of Compliance. Within 120 days after December 31 of each year, beginning with December 31, 1998, the Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Note Insurer and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled its obligations under this Servicing Agreement in all material respects for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Noteholders upon request or by the Indenture Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

         Section 3.17. Annual Independent Public Accountants' Servicing Report. (a) Within 120 days after December 31 of each year, beginning with December 31, 1998, the Master Servicer, at its expense, shall cause a firm of Independent nationally-recognized certified public accountants who are members of the American Institute of Certified Public Accountants and who are acceptable to the Note Insurer to furnish a statement to the Master Servicer, which will be provided to the Indenture Trustee, the Note Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement; provided, however, that for purposes of complying with this Section such a statement furnished to a Subservicer otherwise satisfying the requirements of this Section shall be deemed to satisfy the obligations of the Master Servicer.

                 (b) Within 120 days after December 31 of each year, beginning with December 31, 1998, the Master Servicer, at its expense, shall, and shall cause each Subservicer to cause, a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Subservicer, as the case may be, a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Subservicer, as the case may be, which includes an assertion that the Master Servicer or such Subservicer, as the case may be, has complied with certain minimum mortgage loan servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee, the Rating Agencies and the Note Insurer.

         Section 3.18. Optional Purchase of Defaulted Mortgage Loans. The Master Servicer may repurchase any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price; provided, however, that whenever the Master Servicer repurchases any such Mortgage Loan on the basis of delinquency it shall purchase the most delinquent Mortgage Loan first (unless otherwise agreed to by the Note Insurer). Prior to such repurchase the Master Servicer shall deliver a notice to the Note Insurer
(a) indicating its intent to repurchase a Mortgage Loan (b) specifying the date of such repurchase, and (c) confirming that such Mortgage Loan is the greatest number of days delinquent of all delinquent Mortgage Loans. The procedure for such repurchase shall be the same as for repurchase by the Seller under the Home Equity Loan Purchase Agreement. Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor Master Servicer, shall have no obligation to repurchase any Mortgage Loan.

         Section 3.19. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1998, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).

         Section 3.20. Master Servicer to Act as Agent and Bailee of the Indenture Trustee. The Master Servicer hereby agrees to act as agent and bailee of the Indenture Trustee for the purposes set forth in Section 3.14 of the Indenture.

                                   ARTICLE IV

                               Remittance Reports

         Section 4.01. Remittance Reports. On the second Business Day following each Determination Date, the Master Servicer shall deliver or cause the Subservicer to deliver to the Indenture Trustee a report, prepared as of the close of business on such Determination Date (the "Determination Date Report"), and shall forward to the Indenture Trustee in the form of computer readable electromagnetic tape or disk of such report. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time and agreed to by the Master Servicer. Such information shall include the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account pursuant to
Section 3.07. The Master Servicer agrees to cooperate with the Indenture Trustee in providing all information as is reasonably requested by the Indenture Trustee to prepare the reports required under the Indenture. The Master Servicer shall deliver the Determination Date Report to the Note Insurer.

         The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification.

         Section 4.02. Advances. If any portion of a Monthly Payment relating to interest payments (together with any advances from the Subservicers) on a Mortgage Loan that was due on the immediately preceding Due Date and delinquent on the Determination Date is delinquent other than as a result of application of the Relief Act, the Master Servicer will deposit or cause the Subservicer to deposit in the Collection Account not later than the fourth Business Day immediately preceding the related Payment Date an amount equal to such deficiency net of the related Servicing Fee for such Mortgage Loan, except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing and in the absence of such a determination, the Master Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Master Servicer, been completely liquidated. If applicable, on the fourth Business Day immediately preceding the related Payment Date, the Master Servicer shall present an Officer's Certificate to the Indenture Trustee and the Note Insurer
(i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance. Such advances may be made in whole or in part from funds in the Collection Account being held for future distributions or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distributions shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on or before the fifth Business Day preceding any Payment Date on which there would otherwise be insufficient funds in the

Collection Account, for transfer to the Payment Account, to permit payment of all amounts required to be paid pursuant to Section 3.05 of the Indenture.

         Section 4.03. Compensating Interest Payments. The Master Servicer shall deposit or cause the Subservicer to deposit in the Collection Account not later than the fourth Business Day immediately preceding the Payment Date an amount equal to the Compensating Interest related to the related Determination Date. The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

                                   ARTICLE V

                              The Master Servicer

         Section 5.01. Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

         Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be, with the consent of the Note Insurer, the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Master Servicer may fully assign all of its rights and delegate its duties and obligations under this Servicing Agreement; provided, that the Person accepting such assignment or delegation shall be a Person which is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company and satisfactory to the Note Insurer (in its sole discretion), is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Note Insurer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement; provided, further, that each Rating Agency's rating of the Notes that would be in effect immediately prior to such assignment and delegation, without taking into account the Note Insurance Policy, would not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).

         Section 5.03. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Notes, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 5.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any reimbursements or indemnification to the Master Servicer from the Issuer pursuant to this Section 5.03 shall be payable in the priority set forth in Section 3.05(a)(ix) of the Indenture.

         Section 5.04. Master Servicer Not to Resign. Subject to the provisions of Section 5.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor Master Servicer to the Issuer, the Note Insurer and the Indenture Trustee in writing and such proposed successor Master Servicer is reasonably acceptable to the Issuer and the Indenture Trustee; (b) each Rating Agency shall have delivered a letter to the Issuer, the Note Insurer and the Indenture Trustee prior to the appointment of the successor Master Servicer stating that the proposed appointment of such successor Master Servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Notes or the rating of the Notes that would be in effect without taking into account the Note Insurance Policy; and (c) such proposed successor Master Servicer is acceptable to the Note Insurer, as evidenced by a letter to the Issuer, the Master Servicer and the Indenture Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor Master Servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Loans, shall have designated a successor Master Servicer in accordance with
Section 6.02; provided, however, if the Master Servicer resigns, Advanta Mortgage Corp. USA ("Advanta"), if it so chooses and it is acceptable to the
Note Insurer, shall be the successor Master Servicer. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder or the Note Insurer for any amounts paid by the Master Servicer pursuant to any provision of this Servicing Agreement. Any such determination permitting the resignation of the

Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Note Insurer.

         Section 5.05. Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may, with the consent of the Note Insurer, delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with the same standards with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06. Master Servicer to Pay Indenture Trustee's and Owner Trustee's Expenses; Indemnification. (a) The Master Servicer covenants and agrees to pay to the Owner Trustee and the Indenture Trustee all indemnification payments (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) in connection with the exercise and performance of any of the powers and duties pursuant to
Section 7.02 of the Trust Agreement or Section 6.07 of the Indenture, as the case may be.

                 (b) The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (or gross negligence on the part of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the Master Servicer to perform its duties in compliance with this Servicing Agreement, including the reasonable costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                      (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

                      (ii) while maintaining control over its own defense, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                    (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer.

No termination of this Servicing Agreement shall affect the obligations created by this Section 5.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein. This section shall survive the termination or assignment of this Servicing Agreement and the resignation or removal of the Indenture Trustee. Any amounts to be paid by the Master Servicer pursuant to this Subsection may not be paid from the Trust Estate.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 5.06 shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Securityholders, as the case may be, pursuant to the terms of this Servicing Agreement.

         Section 5.07. Assignment of Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Master Servicer, the Issuer and the Indenture Trustee and their respective successors and assigns. The obligations of the Master Servicer may be assigned or delegated only to affiliates of the Master Servicer.


                                   ARTICLE VI

                                    Default

         Section 6.01. Servicing Default. If any one of the following events (a "Servicing Default") shall occur and be continuing:

                      (i) Any failure by the Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement, including any Advances (other than Servicing Advances) and Compensating Interest, which continues unremedied for a period of two Business Days after the date upon which such payment was required; or

                      (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Noteholders or the Note Insurer or the breach of any representation or warranty of the Master Servicer in this Servicing Agreement or in the Insurance Agreement which materially and adversely affects the interests of the Noteholders or the Note Insurer, and which in either case continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee, with a copy to the Note Insurer, or to the Master Servicer, the Company, the Issuer and the Indenture Trustee by the Note Insurer; or

                    (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                      (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                      (v) Any "Event of Default" under Section 5.01 of the Insurance Agreement or "Event of Default" under Section 5.01 of the Series 1998-2F Insurance Agreement;

                      (vi) So long as the Seller is the Master Servicer or is an affiliate, the parent of or under the common control with, the Master Servicer, any failure of the Seller to repurchase any Mortgage Loan required to be repurchased, or to pay any amount due, pursuant to the Home Equity Loan Purchase Agreement or to pay any amount due, pursuant to the Series 1998-2F Home Equity Loan Purchase Agreement; or

                    (vii)         The occurrence of a Performance Test
         Violation;

then, (a) and in every such case, other than that set forth in (v) or (vi) hereof, so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, with the consent of the Note Insurer, or the Note Insurer, or if a Note Insurer Default exists, the holders of at least 51% of the aggregate Note Principal Balance of the Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Issuer if given by the Note Insurer or the Noteholders in the case of a Note Insurer Default) or (b) in the case of the events set forth in (v) or (vi) hereof, the Note Insurer or, if a Note Insurer Default exists, the holders of at least 51% of the aggregate Note Principal Balance of the Notes, may, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as Master Servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, with the consent of the Note Insurer, or the
Note Insurer may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Note Insurer, the Indenture Trustee and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer within one Business Day to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. In addition, the Master Servicer agrees promptly to provide the Indenture Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this
Section 6.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the Master Servicer succeeded by the Indenture Trustee) upon presentation of reasonable documentation of such costs and expenses. For purposes of this Section 6.01, the Indenture Trustee shall not be deemed to have knowledge of a Master Servicer Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Indenture Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicing Default is received by the Indenture Trustee and such notice references the Notes or this Agreement.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Upon the occurrence of a Servicing Default, if not terminated pursuant to this Section 6.01, the Master Servicer shall continue to act as Master Servicer under this Agreement, subject to the continuing right of removal pursuant to this Section 6.01, for an initial term, commencing on the date which such Servicing Default occurred and ending on the last day of the calendar quarter in which such Servicing Default occurred, which period may be extended by the Note Insurer, in its sole discretion, for successive terms of three calendar months thereafter, until the satisfaction and discharge of the Indenture under Section 4.10 thereof. Each such notice of extension (a "Master Servicer Extension Notice") shall be delivered by the Note Insurer to the

Indenture Trustee and the Master Servicer. The Master Servicer hereby agrees that, upon its receipt of any such Master Servicer Extension Notice, the Master Servicer shall become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as the Master Servicer subject to and in accordance with the other provisions of this Agreement; provided, that nothing herein shall prohibit the Note Insurer or the Indenture Trustee from thereafter removing the Master Servicer pursuant to this Section 6.01 or any other provision of this Agreement. The Indenture Trustee agrees that if as of the fifteenth (15) day prior to the last day of any term of the Master Servicer the Indenture Trustee shall not have received any Master Servicer Extension Notice from the Note Insurer, the Indenture Trustee will within five (5) days thereafter, give written notice of such non-receipt to the Note Insurer and the Master Servicer. The failure of the Note Insurer to deliver a Master Servicer Extension Notice by the end of a calendar term shall result in the termination of the Master Servicer. The foregoing provisions of this paragraph shall not apply to the Indenture Trustee in the event the Indenture Trustee succeeds to the rights and obligations of the Master Servicer and the Indenture Trustee shall continue in such capacity until the earlier of the termination of this Agreement pursuant to Section 7.08 or the appointment of a successor master servicer.

         The Master Servicer shall immediately notify the Indenture Trustee, the Note Insurer and the Owner Trustee in writing of any Servicing Default.

         Section 6.02.    Indenture Trustee to Act; Appointment of Successor.
(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 6.01, sends a notice pursuant to Section 5.04, or its term expires and is not renewed pursuant to the penultimate paragraph of Section 6.01, the Indenture Trustee on behalf of the Noteholders and the Note Insurer shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, including but not limited to the provisions of
Article VIII. Nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee to (i) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (ii) require or obligate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iii) fund any losses on any Eligible Investment directed by any other Master Servicer, or (iv) be responsible for the representations and warranties of the Master Servicer; provided, however, that the Indenture Trustee, as successor Master Servicer, shall be required to make any required Advances to the extent that the Master Servicer failed to make such Advances. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall so notify the Note Insurer, and the Note Insurer may appoint a successor Master Servicer if no Note Insurer Default exists and, if it does not do so within 30 days after receipt of such notice, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan Master Servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that any such successor Master Servicer shall be acceptable to the
Note Insurer, as evidenced by the Note Insurer's prior written consent (which consent shall not be unreasonably withheld) and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies or the ratings assigned to the Notes without taking into account the Note Insurance Policy; provided, however, Advanta shall become the successor Master Servicer if the Master Servicer was terminated for reasons other than due to any action or inaction on the part of Advanta. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the Indenture Trustee pursuant to
Section 5.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Noteholders and the Note Insurer,
(ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.11.

         (c) Any successor Master Servicer, including the Indenture Trustee on behalf of the Noteholders and the Note Insurer, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 6.03. Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Note Insurer, the Owner Trustee, the Company, the Issuer and each Rating Agency.

         Section 6.04. Waiver of Defaults. The Indenture Trustee shall transmit by mail to all Noteholders and the Note Insurer, within 5 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to the Indenture Trustee. The Note Insurer or, if a
Note Insurer Default exists, the holders of at least 51% of the aggregate Note Principal Balance of the Notes may waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes or, in the case of Noteholders, payment of the Note Insurance Premium. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01. Amendment. This Servicing Agreement may be amended from time to time by the parties hereto with the prior written consent of the
Note Insurer, and of the Subservicer (which consent of the Subservicer shall not be unreasonably withheld), provided that any amendment be accompanied by a letter from the Rating Agencies to the effect that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes or the rating that would then be assigned to the Notes without taking into account the Note Insurance Policy.

         Section 7.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to:

(a) in the case of the Master Servicer:  PacificAmerica Money Center, Inc.
                                         21031 Ventura Boulevard
                                         Woodland Hills, CA 91364-2210
                                         Attention: Chief Financial Officer

(b) in the case of the Note Insurer:     Financial Security Assurance
                                         350 Park Avenue
                                         New York, New York  10022
                                         Attention: Surveillance Department
                                         Re:  (PacificAmerica Home Equity Loan
                                         Asset-Backed Notes, Series 1998-2F)
                                         Telecopy: (212) 339-3518
                                         (212) 339-3529

     In each case in which a notice or other communication to the Note Insurer refers to a Master Servicer Event of Default or a claim on the Note Insurance Policy or with respect to which failure on the part of the Note Insurer to respond be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED."

     (c) in the case of Rating Agencies: Moody's Investors Service, Inc.
                                         4th Floor
                                         99 Church Street

                                         New York, NY 10007
                                         Attention:  Residential Mortgage
                                         Monitoring Department

                                         Standard & Poor's Rating Services
                                         26 Broadway
                                         15th Floor
                                         New York, NY 10004
                                         Attention: Asset Backed Surveillance
                                         Group

     (d) in the case of the Owner Trustee,
     the Corporate Trust Office:         Wilmington Trust Company
                                         Rodney Square North
                                         1100 North Market Street
                                         Wilmington, Delaware 19890
                                         Attention: Corporate Trust
                                         Administration

     (e) in the case of the Issuer,
     to the Owner Trustee:               Wilmington Trust Company
                                         Rodney Square North
                                         1100 North Market Street
                                         Wilmington, Delaware 19890
                                         Attention: Corporate Trust
                                         Administration

     (f) in the case of the Indenture
     Trustee:                            Bankers Trust Company of California,
                                         N.A.
                                         3 Park Plaza, 16th Floor
                                         Irvine, CA  92614
                                         Fax No.: (714) 253-7577
                                         Attention:  Corporate Trust Department
                                         PacificAmerica Home Equity Loan Trust
                                         Series 1998-2F


or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

         Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.05. Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Insurer, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

         Section 7.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08. Termination Upon Purchase by the Master Servicer. Except with respect to obligations of the Master Servicer relating to any representations and warranties or indemnities made by it in this Agreement, the respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

         Section 7.09. No Petition. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

         Section 7.10. No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                                  ARTICLE VIII

                  Administrative Duties of the Master Servicer

                 Section 8.01. Administrative Duties. (a) Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                 (b)      Duties with Respect to the Issuer.

                          (i)     In addition to the duties of the Master
Servicer set forth in this Servicing Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee or the Note Insurer shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuer, the Note Insurer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Note Insurer or the Owner Trustee and are reasonably within the capability of the Master Servicer.

                          (ii)    Notwithstanding anything in this Servicing
Agreement or any of the Basic Documents to the contrary, the Master Servicer shall be responsible for, upon learning of such event, promptly notifying the Owner Trustee, the Indenture Trustee and the Note Insurer in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.01(b) of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                          (iii)   In carrying out the foregoing duties or any
of its other obligations under this Servicing Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the

Master Servicer's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third-parties.

                 (c) Tax Matters. The Master Servicer shall provide such services as are reasonably necessary to assist the Issuer, the Indenture Trustee or the Owner Trustee, as applicable, in the preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement.

                 (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee, the Note Insurer and the Indenture Trustee of the proposed action and the Owner Trustee, the Note Insurer and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                          (A) the amendment of or any supplement to the Indenture; provided that the Issuer cannot agree to any amendment or supplement to the Indenture without the approval of the Master Servicer, which consent shall not be unreasonably withheld;

                          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                          (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                          (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Master Servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                          (E)     the removal of the Indenture Trustee.

                 Section 8.02. Records. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee and the Note Insurer upon reasonable request and at any time during normal business hours.

                 Section 8.03. Additional Information to be Furnished. The Master Servicer shall furnish to the Issuer, the Indenture Trustee and the Note Insurer from time to time such additional information regarding the Notes as the Issuer or the Note Insurer shall reasonably request.

         IN WITNESS WHEREOF, the Master Servicer, the Indenture Trustee and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                       PACIFICAMERICA MONEY CENTER, INC.,
                                       as Master Servicer


                                       By
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                       PACIFICAMERICA HOME EQUITY LOAN TRUST
                                       SERIES 1998-2F, as Issuer


                                       By Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                       By
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                       BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                       not in its individual capacity but solely as Indenture Trustee

                                       By
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                   EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

                                   SEE TAB 12

                                   EXHIBIT B
                          FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:  REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)          Mortgage Loan
Prepaid in Full
                                                       Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

_____________________________________  [Send Files To:
[Name of Master Servicer]                        _____________________________
Authorized Signature                             _____________________________
                                                 _____________________________

                                       Attention:_____________________________
******************************************************************
TO CUSTODIAN/Indenture Trustee: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

         Enclosed Documents:    [  ]    Promissory Note
                                [  ]    Mortgage or Deed of Trust
                                [  ]    Assignment(s) of Mortgage or
                                        Deed of Trust
                                [  ]    Title Insurance Policy
                                [  ]    Other:  ___________________________

________________________________
Name
________________________________
Title
________________________________
Date

                                   EXHIBIT C
                           FORM OF LIQUIDATION REPORT



Customer Name:
Account Number:
Original Principal Balance:

1.       Type of Liquidation (REO disposition/charge-off/short pay-off)

         Date last paid
         Date of foreclosure
         Date of REO
         Date of REO Disposition
         Property Sale Price/Estimated Market Value at disposition

2.       Liquidation Proceeds

         Principal Prepayment                                    $____________
         Property Sale Proceeds                                   ____________
         Insurance Proceeds                                       ____________
         Other (itemize)                                          ____________

         Total Proceeds                                          $____________

3.       Liquidation Expenses

         Servicing Advances                                       ____________
         Delinquency Advances                                     ____________
         Monthly Advances                                         ____________
         Servicing Fees                                           ____________
         Other Servicing Compensation                             ____________

         Total Advances                                          $____________

4.       Net Liquidation Proceeds                                $____________
         (Item 2 minus Item 3)

5.       Principal Balance of Mortgage Loan                      $____________

6.       Loss, if any (Item 5 minus Item 4)                      $____________



                         ________________________________
                         Name
                         ________________________________
                         Title
                         ________________________________
                         Date


                                      C-1